Commitments and contingencies	12 Months Ended
Dec. 31, 2023
Disclosure of contingent liabilities in business combination [abstract]
Commitments and contingencies	Commitments and contingencies
Commitments
The Company has no commitments for future lease payments under short-term leases not recognized on the balance sheet as of December 31, 2023. As of December 31, 2022 the company had commitments for future lease payments under short-term leases not recognized on the balance sheet of $0.2 million.
The Company entered into an agreement with Microsoft Corporation as of November 1, 2022. As part of the agreement, the Company has commitments of approximately $69.4 million in computational and hosting-related costs through October 31, 2027.
Contingencies
As of December 31, 2023 and 2022 the Company had no contingent assets or liabilities.